                                                                   EX-99.(h)(4)

                                  APPENDIX A

                          SHAREHOLDER SERVICING PLAN
                            WELLS FARGO FUNDS TRUST

   Fees payable to a Servicing Agent are expressed as a percentage of the average daily net asset value of the shares of the specified class of the particular Fund beneficially owned by or attributable to clients of the Servicing Agent.

                                                                     Maximum
Funds Trust                                                        Shareholder
Funds and Share Classes*                                          Servicing Fee
------------------------                                          -------------
Aggressive Allocation Fund
   Administrator Class                                                0.25
Asia Pacific Fund
   Class A                                                            0.25
   Class C                                                            0.25
   Investor Class                                                     0.25
Asset Allocation Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
Balanced Fund/1/
   Investor Class                                                     0.25
California Limited-Term Tax-Free Fund
   Class A                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
California Tax-Free Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
California Tax-Free Money Market Fund
   Class A                                                            0.25
   Service Class                                                      0.25
Capital Growth Fund
   Class A                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
   Investor Class                                                     0.25
Cash Investment Money Market Fund
   Administrator Class                                                0.10
   Service Class                                                      0.25
Colorado Tax-Free Fund
   Class A                                                            0.25
   Class B                                                            0.25
--------
/1/ On November 7, 2007, the Board of Trustees approved the merger of the Balanced Fund into the Asset Allocation Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

                                                                     Maximum
Funds Trust                                                        Shareholder
Funds and Share Classes*                                          Servicing Fee
------------------------                                          -------------
   Class C                                                            0.25
   Administrator Class                                                0.25
Common Stock Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Class Z/2/                                                         0.25
Conservative Allocation
   Administrator Class                                                0.25
Corporate Bond Fund/3/
   Advisor Class                                                      0.25
   Investor Class                                                     0.25
C&B Large Cap Value Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Class D/4/                                                         0.25
   Administrator Class                                                0.25
C&B Mid Cap Value Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Class D/5/                                                         0.25
   Administrator Class                                                0.25
Discovery Fund
   Class A                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
   Investor Class                                                     0.25
Diversified Bond Fund
   Administrator Class                                                0.25
Diversified Equity Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
Diversified Small Cap Fund
   Administrator Class                                                0.25
Emerging Growth Fund
   Class A                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
   Investor Class                                                     0.25
--------
/2/ On November 7, 2007, the Board of Trustees approved the share class modification of the Common Stock Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/3/ On November 7, 2007, the Board of Trustees approved the merger of the Corporate Bond Fund into the Income Plus Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/4/ On November 7, 2007, the Board of Trustees approved the share class modification of the C&B Large Cap Value Fund. Before the end of the third quarter of 2008, Class D will change to Investor Class.

/5/ On November 7, 2007, the Board of Trustees approved the share class modification of the C&B Mid Cap Value Fund. Before the end of the third quarter of 2008, Class D will change to Investor Class.

                                                                     Maximum
Funds Trust                                                        Shareholder
Funds and Share Classes*                                          Servicing Fee
------------------------                                          -------------
Emerging Markets Equity Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
Endeavor Large Cap Fund/6/
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
Endeavor Select Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
Enterprise Fund/7/
   Class C                                                            0.25
   Administrator Class                                                0.25
   Advisor Class                                                      0.25
   Investor Class                                                     0.25
Equity Income Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
Equity Index Fund/8/
   Class A                                                            0.25
   Class B                                                            0.25
Equity Value Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
Government Money Market Fund
   Class A                                                            0.25
   Administrator Class                                                0.10
   Service Class                                                      0.25
Government Securities Fund/9/
   Class C                                                            0.25
   Administrator Class                                                0.25
   Advisor Class                                                      0.25
   Investor Class                                                     0.25
--------
/6/ On November 7, 2007, the Board of Trustees approved the merger of the Endeavor Large Cap Fund into the Capital Growth Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/7/ On November 7, 2007, the Board of Trustees approved a share class modification to the Enterprise Fund. The Advisor Class will change to Class A before the end of the third quarter of 2008.

/8/ On November 7, 2007, the Board of Trustees approved the merger of the Equity Index Fund into the Index Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/9/ On November 7, 2007, the Board of Trustees approved the merger of the Intermediate Government Income Fund into the Government Securities Fund and share class modification. Subject to shareholder approval of the fund merger before the end of the third quarter of 2008, Class B will be added with shareholder servicing fees of 0.25% and the Advisor Class will change to Class A.

                                                                     Maximum
Funds Trust                                                        Shareholder
Funds and Share Classes*                                          Servicing Fee
------------------------                                          -------------
Growth Balanced Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
Growth Equity Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
Growth Fund
   Class C                                                            0.25
   Administrator Class                                                0.25
   Advisor Class/10/                                                  0.25
   Investor Class                                                     0.25
Growth and Income Fund/11/
   Administrator Class                                                0.25
   Advisor Class                                                      0.25
   Investor Class                                                     0.25
Heritage Money Market Fund
   Administrator Class                                                0.10
High Income Fund/12/
   Advisor Class                                                      0.25
   Investor Class                                                     0.25
High Yield Bond Fund/13/
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
Income Plus Fund/14/
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
Index Fund/15/
   Administrator Class                                                0.10
   Investor Class                                                     0.25
--------
/10/ On November 7, 2007, the Board of Trustees approved the share class modification of the Growth Fund. Before the end of the third quarter of 2008, Advisor Class will change to Class A.

/11/ On November 7, 2007, the Board of Trustees approved the merger of the Large Company Core Fund into the Growth and Income Fund. Before the end of the third quarter of 2008, the Growth and Income Fund will change its name to the Large Company Core Fund, Class B and Class C shares will be added and the Advisor Class will change to Class A. The shareholder servicing fees for the new classes will be 0.25%.

/12/ On November 7, 2007, the Board of Trustees approved the merger of the High
     Yield Bond Fund into the High Income Fund and share class modification. Subject to shareholder approval of the fund merger before the end of the third quarter of 2008, Class B and Class C will be added with shareholder servicing fees of 0.25% and Advisor Class will change to Class A.

/13/ On November 7, 2007, the Board of Trustees approved the merger of the High
     Yield Bond Fund into the High Income Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/14/ On November 7, 2007, the Board of Trustees approved the merger of the Corporate Bond Fund into the Income Plus Fund and addition of Investor and Institutional Classes. Subject to shareholder approval of the fund merger before the end of the third quarter of 2008, Investor and Institutional Classes will be added with shareholder servicing fees of 0.25%.

/15/ On November 7, 2007, the Board of Trustees approved the merger of the Equity Index Fund into the Index Fund. As a result of the merger, Class A and Class B shares will be added before the end of the third quarter of 2008. The shareholder servicing fees for the classes will be 0.25%.

                                                                     Maximum
Funds Trust                                                        Shareholder
Funds and Share Classes*                                          Servicing Fee
------------------------                                          -------------
Inflation-Protected Bond Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
Intermediate Government Income Fund/16/
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
Intermediate Tax-Free Fund/17/
   Class A                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
   Institutional Class                                                0.25
   Investor Class                                                     0.25
International Core Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
International Equity Fund/18/
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
International Value Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
Large Cap Appreciation Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
Large Cap Growth Fund
   Investor Class                                                     0.25
--------
/16/ On November 7, 2007, the Board of Trustees approved the merger of the Intermediate Government Income Fund into the Government Securities Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/17/ On November 7, 2007, the Board of Trustees approved the fund name change from the Intermediate Tax-Free Fund to the Intermediate Tax/AMT-Free Fund, effective November 1, 2008.

/18/ On November 7, 2007, the Board of Trustees approved the merger of the Overseas Fund into the International Equity Fund and addition of the Investor Class. Subject to shareholder approval of the fund merger before the end of the third quarter of 2008, the Investor Class will be added with a shareholder servicing fee of 0.25%.

                                                                     Maximum
Funds Trust                                                        Shareholder
Funds and Share Classes*                                          Servicing Fee
------------------------                                          -------------
Large Company Core Fund/19/
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Class Z                                                            0.25
   Administrator Class                                                0.25
Large Company Growth Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Class Z/20/                                                        0.25
   Administrator Class                                                0.25
Large Company Value Fund
   Class A                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
   Investor Class                                                     0.25
Life Stage - Aggressive Portfolio/21/                                 0.25
Life Stage - Conservative Portfolio/22/                               0.25
Life Stage - Moderate Portfolio/23/                                   0.25
Mid Cap Disciplined Fund
   Class A                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
   Investor Class                                                     0.25
Mid Cap Growth Fund/24/
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Class Z                                                            0.25
   Administrator Class                                                0.25
   Institutional Class                                                0.25
Minnesota Money Market Fund
   Class A                                                            0.25
--------
/19/ On November 7, 2007, the Board of Trustees approved the merger of the Large Company Core Fund into the Growth and Income Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/20/ On November 7, 2007, the Board of Trustees approved the share class modification of the Large Company Growth Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/21/ On November 7, 2007, the Board of Trustees approved the merger of the Life
     Stage - Aggressive Portfolio into the Aggressive Allocation Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/22/ On November 7, 2007, the Board of Trustees approved the merger of the Life
     Stage - Conservative Portfolio into the Moderate Balanced Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/23/ On November 7, 2007, the Board of Trustees approved the merger of the Life
     Stage - Moderate Portfolio into the Growth Balanced Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/24/ On November 7, 2007, the Board of Trustees approved a share class modification to the Mid Cap Growth Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

                                                                     Maximum
Funds Trust                                                        Shareholder
Funds and Share Classes*                                          Servicing Fee
------------------------                                          -------------
Minnesota Tax-Free Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Class Z/25/                                                        0.25
   Administrator Class                                                0.25
Moderate Balanced Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
Money Market Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Investor Class                                                     0.25
Municipal Bond Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
   Institutional Class                                                0.25
   Investor Class                                                     0.25
Municipal Money Market Fund
   Investor Class                                                     0.25
National Limited-Term Tax-Free Fund/26/
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
National Tax-Free Fund/27/
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
National Tax-Free Money Market Fund
   Class A                                                            0.25
   Administrator Class                                                0.10
   Service Class                                                      0.25
Opportunity Fund/28/
   Class C                                                            0.25
   Administrator Class                                                0.25
   Advisor Class                                                      0.25
   Investor Class                                                     0.25
Overland Express Sweep Fund                                           0.25
--------
/25/ On November 7, 2007, the Board of Trustees approved the share class merger of the Minnesota Tax-Free Fund. Before the end of the third quarter of 2008, Class Z will change to Administrator Class.

/26/ On November 7, 2007, the Board of Trustees approved the merger of the National Limited-Term Tax-Free Fund into the Short-Term Municipal Bond Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/27/ On November 7, 2007, the Board of Trustees approved the merger of the National Tax-Free Fund into the Municipal Bond Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/28/ On November 7, 2007, the Board of Trustees approved a share class modification to the Opportunity Fund. The Advisor Class will change to Class A before the end of the third quarter of 2008.

                                                                     Maximum
Funds Trust                                                        Shareholder
Funds and Share Classes*                                          Servicing Fee
------------------------                                          -------------
Overseas Fund/29/
   Investor Class                                                     0.25
Prime Investment Money Market Fund
   Service Class                                                      0.25
Short Duration Government Bond Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
Short-Term Bond Fund/30/
   Class C                                                            0.25
   Advisor Class                                                      0.25
   Investor Class                                                     0.25
Short-Term High Yield Bond Fund/31/
   Class C                                                            0.25
   Advisor Class                                                      0.25
   Investor Class                                                     0.25
Short-Term Municipal Bond Fund/32/
   Class C                                                            0.25
   Investor Class                                                     0.25
Small Cap Disciplined Fund
   Class A                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
   Investor Class                                                     0.25
Small Cap Growth Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Class Z/33/                                                        0.25
   Administrator Class                                                0.25
Small Cap Opportunities Fund
   Administrator Class                                                0.25
Small Cap Value Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Class Z/34/                                                        0.25
--------
/29/ On November 7, 2007, the Board of Trustees approved the merger of the Overseas Fund into the International Equity Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/30/ On November 7, 2007, the Board of Trustees approved a share class modification to the Short-Term Bond Fund. The Advisor Class will change to Class A before the end of the third quarter of 2008.

/31/ On November 7, 2007, the Board of Trustees approved a share class modification to the Short-Term High Yield Bond Fund. The Advisor Class will change to Class A before the end of the third quarter of 2008.

/32/ On November 7, 2007, the Board of Trustees approved the merger of the National Limited-Term Tax-Free Fund into the Short-Term Municipal Bond Fund and addition of Class A. Subject to shareholder approval of the fund merger before the end of the third quarter of 2008, Class A will be added with shareholder servicing fees of 0.25%.

/33/ On November 7, 2007, the Board of Trustees approved the share class modification of the Small Cap Growth Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/34/ On November 7, 2007, the Board of Trustees approved the share class modification of the Small Cap Value Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

                                                                     Maximum
Funds Trust                                                        Shareholder
Funds and Share Classes*                                          Servicing Fee
------------------------                                          -------------
Small Company Growth Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
Small Company Value Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
Small/Mid Cap Value Fund
   Class A                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
   Investor Class                                                     0.25
Social Awareness Fund/35/
   Class A                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
Specialized Financial Services Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
Specialized Technology Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Class Z/36/                                                        0.25
Stable Income Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
Strategic Income Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
Strategic Small Cap Value Fund
   Class A                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
Target Today Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
   Investor Class                                                     0.25
--------
/35/ On May 7, 2008, the Board of Trustees approved the establishment of the Social Awareness Fund, which is expected to commence operations on or about October 1, 2008.

/36/ On November 7, 2007, the Board of Trustees approved the share class modification of the Specialized Technology Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

                                                                     Maximum
Funds Trust                                                        Shareholder
Funds and Share Classes*                                          Servicing Fee
------------------------                                          -------------
Target 2010 Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
   Investor Class                                                     0.25
Target 2015 Fund
   Administrator Class                                                0.25
   Investor Class                                                     0.25
Target 2020 Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
   Investor Class                                                     0.25
Target 2025 Fund
   Administrator Class                                                0.25
   Investor Class                                                     0.25
Target 2030 Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
   Investor Class                                                     0.25
Target 2035 Fund
   Administrator Class                                                0.25
   Investor Class                                                     0.25
Target 2040 Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Administrator Class                                                0.25
   Investor Class                                                     0.25
Target 2045 Fund
   Administrator Class                                                0.25
   Investor Class                                                     0.25
Target 2050 Fund
   Investor Class                                                     0.25
   Administrator Class                                                0.25
Total Return Bond Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Class Z/37/                                                        0.25
   Administrator Class                                                0.25
Treasury Plus Money Market Fund
   Class A                                                            0.25
   Administrator Class                                                0.10
   Service Class                                                      0.25
--------
/37/ On November 7, 2007, the Board of Trustees approved the share class modification of the Total Return Bond Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

                                                                     Maximum
Funds Trust                                                        Shareholder
Funds and Share Classes*                                          Servicing Fee
------------------------                                          -------------
Ultra-Short Duration Bond Fund/38/
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Class Z                                                            0.25
Ultra Short-Term Income Fund/39/
   Administrator Class                                                0.25
   Advisor Class                                                      0.25
   Investor Class                                                     0.25
Ultra Short-Term Municipal Income Fund/40/
   Class C                                                            0.25
   Advisor Class                                                      0.25
   Investor Class                                                     0.25
U.S. Value Fund
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Class Z/41/                                                        0.25
   Administrator Class                                                0.25
Value Fund/42/
   Class A                                                            0.25
   Class B                                                            0.25
   Class C                                                            0.25
   Investor Class                                                     0.25
   Administrator Class                                                0.25
WealthBuilder Conservative Allocation Portfolio                       0.25
WealthBuilder Equity Portfolio                                        0.25
WealthBuilder Growth Allocation Portfolio                             0.25
WealthBuilder Growth Balanced Portfolio                               0.25
WealthBuilder Moderate Balanced Portfolio                             0.25
WealthBuilder Tactical Equity Portfolio                               0.25
Wisconsin Tax-Free Fund
   Class A                                                            0.25
   Class C                                                            0.25
   Investor Class                                                     0.25
100% Treasury Money Market Fund
   Class A                                                            0.25
   Service Class                                                      0.25

--------
/38/ On November 7, 2007, the Board of Trustees approved the merger of the Ultra-Short Duration Bond Fund into the Ultra Short-Term Income Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/39/ On November 7, 2007, the Board of Trustees approved the merger of the Ultra-Short Duration Bond Fund into the Ultra Short-Term Income Fund and share class modification. As a result of the fund merger, Class C shares will be added to the Ultra Short-Term Income Fund with shareholder servicing fees of 0.25% and the Advisor Class will change to Class A before the end of the third quarter of 2008.

/40/ On November 7, 2007, the Board of Trustees approved a share class modification to the Ultra Short-Term Municipal Income Fund. Before the end of the third quarter of 2008, the Advisor Class will change to Class A.

/41/ On November 7, 2007, the Board of Trustees approved the share class modification of the U.S. Value Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/42/ On November 7, 2007, the Board of Trustees approved the merger of the Value Fund into the C&B Large Cap Value Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

   Fees payable to a Servicing Agent are expressed as a percentage of the average daily net asset value of the shares of the specified class of the particular Fund beneficially owned by or attributable to clients of the Servicing Agent.

Most recent agreement approval: March 28, 2008
Appendix A amended: May 7, 2008

   The foregoing fee schedule is agreed to as of May 7, 2008 and shall remain in effect until changed in writing by the parties.

                                             WELLS FARGO FUNDS TRUST

                                             By:
                                                  ------------------------------
                                                  C. David Messman
                                                  Secretary

                                             WELLS FARGO FUNDS MANAGEMENT, LLC

                                             By:
                                                  ------------------------------
                                                  Andrew Owen
                                                  Executive Vice President